AMENDMENT
                              NO. 1 TO LEON KOPYT'S
                               SEVERANCE AGREEMENT


         THIS AMENDMENT NO. 1 TO LEON KOPYT'S SEVERANCE AGREEMENT
(the "mendment") is entered into as of
December 12, 2007, by and between RCM Technologies, Inc. (the "Company") and Leon Kopyt ("Employee").

         WHEREAS, the Company and the Employee previously entered into a Severance Agreement, dated as of June 10, 2002 (the "Severance Agreement");

         WHEREAS, in order to comply with the requirements of section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), the Company desires to amend the Severance Agreement; and

         WHEREAS, Employee has agreed to the changes to the Severance Agreement to comply with the requirements of section 409A of the Code.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree that the Severance Agreement is hereby amended as follows:

1. A new subsection 1.b. is hereby added to the Severance Agreement to read in its entirety as follows, and the remainder of Section 1 is renumbered accordingly:

                  "b. `Code' shall mean the Internal Revenue Code of 1986, as amended."

2. Subsection 2.b. of the Severance Agreement is hereby amended in its entirety to read as follows:

                  "b. Within five (5) days following Employee's termination of employment, but subject to subsection 2.g. below, a lump sum cash payment which is equal to one-sixth (1/6) of the aggregate of Employee's then-current gross annual salary (for federal income tax purposes) and ascertainable bonus (i.e. the maximum bonus that Employee was eligible to receive during the Company's most recently completed fiscal year) multiplied by the number of years or partial years that Employee has been employed by the Company;"

3. Subsection 2.c. of the Severance Agreement is hereby amended in its entirety to read as follows:

                  "c. For a period of three (3) years following Employee's termination of employment, Employee shall receive and, where applicable, his spouse and dependents shall receive medical insurance coverage that is equivalent to the coverage that Employee would have been eligible to receive if Employee continued in employment during such period; provided, that in order to receive such continued coverage, Employee shall be required to pay to the Company at the same time that premium payments are due for the month an amount equal to the full monthly premium payments required for such coverage and the Company shall reimburse to Employee the amount of such monthly premium, less the amount that Employee was required to pay for such coverage immediately prior to the date of his termination of employment (the `Medical Payment'), no later than five (5) days following the date the premium for the month is paid by Employee. In addition, on each date on which the Medical Payments are made, but subject to subsection 2.g. below, the Company shall pay to Employee an additional amount equal to the federal, state and local income and payroll taxes that Employee incurs on each monthly Medical Payment (the `Medical Gross-up Payment'). The Medical Payment paid to Employee during the period of time during which Employee would be entitled to continuation coverage under the Company's group health plan pursuant to section 4980B of the Code (or any replacement or successor provision of the United States tax law) if Employee elected such coverage and paid the applicable premiums is intended to qualify for the exception from deferred compensation as a medical benefit provided in accordance with the requirements of Treas. Reg. ss.1.409A-1(b)(9)(v)(B). The Medical Payment and the Medical Gross-up Payment shall be reimbursed to Employee in a manner that complies with the requirements of Treas. Reg. ss.1.409A-3(i)(1)(iv);"

4. A new subsection 2.d. is hereby added to the Severance Agreement to read in its entirety as follows, and the remainder of Section 2 is renumbered accordingly:

                "d. Within five (5) days following Employee's termination of employment, but subject to subsection 2.g. below, the Company shall pay Employee a lump sum cash payment equal to the aggregate value of continuing Employee's life and disability coverage, long term care insurance and automobile lease in effect immediately prior to Employee's termination of employment for the three (3)-year period following Employee's termination of employment as if Employee continued to be employed by the Company for such three (3)-year period. In addition, subject to subsection 2.g. below, the Company shall pay to Employee an additional amount equal to the federal, state and local income and payroll taxes that Employee incurs on the lump sum cash payment for the cost of continuing of all of the abovementioned benefits pursuant to this Section 2.d.;"

5. A new subsection 2.e., as renumbered, is hereby added to the Severance Agreement to read in its entirety as follows, and the remainder of Section 2 is renumbered accordingly:

                "e. Within five (5) days following Employee's termination of employment, but subject to subsection 2.g. below, the Company shall pay Employee a lump sum cash payment equal to the aggregate value of continuing all employee benefits (other than those in subsections 2.c. and d.) provided to Employee immediately prior to his termination of employment for the three
                (3)-year period following Employee's termination of employment as if Employee continued to be employed by the Company for such three (3)-year period. In addition, subject to subsection 2.g. below, the Company shall pay to Employee an additional amount equal to the federal, state and local income and payroll taxes that Employee incurs on the lump sum cash payment for the cost of continuing all employee benefits pursuant to this Section 2.e.;"

6. A new subsection 2.g., as renumbered, is hereby added to the Severance Agreement to read in its entirety as follows:

                  "g. i. Notwithstanding any provision to the contrary in this Agreement, if Employee is deemed at the time of his termination of employment to be a `key employee' within the meaning of that term under Code section 416(i) (as used for purposes of defining a "specified employee" under section 409A of the Code) and delayed payment of an amount that is payable to or on behalf of Employee in connection with a termination of employment is required in order to avoid a prohibited distribution under section 409A(a)(2) of the Code, no such amount shall be provided to or paid on behalf of Employee prior to the earlier of (x) the expiration of the six
                  (6)-month period measured from the date of Employee's `separation from service' (as such term is defined in Treasury Regulations issued under Code section 409A) or (y) the date of Employee's death; provided, however, that upon the expiration of the applicable Code section 409A(a)(2) postponement period referred to herein, all amounts delayed pursuant to this subsection 2.g., with accrued interest as described below, shall be paid in a lump sum payment to or on behalf of Employee within five (5) days after the end of the postponement period. The determination of who is a `key employee', including the number and identity of persons considered officers and the identification date, shall be made by the Compensation Committee of the Board of Directors of the Company or its delegate in accordance with the provisions of section 409A of the Code and the regulations issued thereunder.

                           ii. If payment of any amounts under this Agreement is
                  required to be delayed pursuant to section 409A of the Code, the Company shall pay interest on the postponed payments from the date on which the amounts otherwise would have been paid to the date on which such amounts are paid at an annual rate equal to the prime rate listed in the Wall Street Journal as of Employee's date of termination.

                           iii. In the event that any payments payable to
                  Employee pursuant to subsections 2.a. through 2.e. are delayed because of this subsection 2.g., the Company shall establish an irrevocable rabbi trust based on the Internal Revenue Service model rabbi trust and contribute to such rabbi trust within five (5) days following the date of Employee's termination of employment with the Company an amount sufficient to cover the amounts payable to Employee which are delayed pursuant to this subsection 2.g. because of section 409A of the Code, plus an additional amount to cover the interest that is payable on such amounts, as calculated pursuant to subsection 2.g.ii. above."

7. A new Section 4 is hereby added to the Severance Agreement to read in its entirety as follows, and the remaining Sections of the Severance Agreement are renumbered accordingly:

                  "4. Certain Increases in Payment.

                           a. Gross-up Payment. Anything in this Agreement to
                  the contrary notwithstanding, in the event that it shall be determined that any payment or distribution by the Company to or for the benefit of Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a `Payment'), would constitute an `excess parachute payment' within the meaning of section 280G of the Code, Employee shall be paid an additional amount (the `Gross-Up Payment') such that the net amount retained by Employee after deduction of any excise tax imposed under section 4999 of the Code, and any federal, state and local income and employment tax and excise tax imposed upon the Gross-Up Payment shall be equal to the Payment. For purposes of determining the amount of the Gross-Up Payment, Employee shall be deemed to pay federal income tax and employment taxes at the highest marginal rate of federal income and employment taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of Employee's residence on the termination date, net of the maximum reduction in federal income taxes that may be obtained from the deduction of such state and local taxes.

                           b. Determination. All determinations to be made under
                  this Section 4 shall be made by the Company's independent public accountant or another independent public accountant selected by mutual agreement of the Company and Employee (the `Accounting Firm'), which firm shall provide its determinations and any supporting calculations both to the Company and Employee within ten (10) days of the triggering event. Any such determination by the Accounting Firm shall be binding upon the Company and Employee. The Company shall pay the Gross-Up Payment to Employee within ten (10) days after the Accounting Firm's determination. All payments made pursuant to this Section 4 shall be paid, in any event, in a manner that is consistent with Treas. Reg. ss.1.409A-(i)(1)(v).

                           c. Fees and Expenses. All of the fees and expenses of
                  the Accounting Firm in performing the determinations referred to in this Section 4 shall be borne solely by the Company. The Company agrees to indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses resulting from or relating to its determinations pursuant to this Section, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm."

8. A new Section 10 is hereby added to the Severance Agreement to read in its entirety as follows, and the remaining Sections of the Severance Agreement are renumbered accordingly:

                  "10. Legal Fees. Except as provided in Section 9 of this Agreement, it is the intent of the Company that Employee not be required to incur the expenses associated with the enforcement of any rights under this Agreement by litigation or other legal action, because the cost and expense of such legal action would substantially detract from the benefits untended to be extended to Employee hereunder. Accordingly if Employee is required to take any legal action to enforce his rights under this Agreement, the Company irrevocably authorizes Employee to retain counsel of Employee's choice, at the expense of the Company as provided in this Section 10, to represent Employee in connection with the initiation or defense of any litigation or other legal action, whether such legal action is by or against the Company or any director, officer, shareholder, or other person affiliated with the Company, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel, the Company irrevocably consents to Employee entering into an attorney-client relationship with such counsel, and in that connection the Company and Employee agree that a confidential relationship shall exist between Employee and such counsel. The reasonable fees and expenses of counsel selected from time to time by Employee as hereinabove provided shall be paid in advance or reimbursed to Employee, by the Company within five (5) days following presentation by Employee of a statement or statements or customary retainer letter prepared by such counsel in accordance with its customary practices, but not later than December 31 of the calendar year following the calendar year in which the fees or expenses are actually incurred. Except as provided in Section 9 of this Agreement, any legal fees incurred by the Company by reason of any dispute between the parties as to enforceability of or the terms contained in this Agreement, notwithstanding the outcome of any such dispute, shall be the sole responsibility of the Company, and the Company shall not take any action to seek reimbursement from Employee for such expense."

9. A new Section 17 is hereby added to the Severance Agreement to read in its entirety as follows:

                  "Section 409A of the Code. This Agreement is intended to comply with section 409A of the Code and its corresponding regulations, to the extent applicable. Notwithstanding anything in this Agreement to the contrary, payments may only be made under this Agreement upon an event and in a manner permitted by section 409A of the Code, to the extent applicable. All payments to be made upon Employee's termination of employment under this Agreement may only be made upon a `separation from service' as provided in section 409A of the Code. In no event may Employee, directly or indirectly, designate the calendar year of payment. All reimbursements and in-kind benefits provided under the Agreement shall be made or provided in accordance with the requirements of section 409A of the Code, including, where applicable, the requirement that (i) any reimbursement shall be for expenses incurred during Employee's lifetime (or during a shorter period of time specified in this Agreement), (ii) the amount of expenses eligible for reimbursement, or in-kind benefits provided, during a calendar year may not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year, (iii) the reimbursement of an eligible expense will be made on or before the last day of the calendar year following the year in which the expense is incurred, and (iv) the right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another benefit."

10. In all respects not amended, the Severance Agreement is hereby ratified and confirmed.

11.      This Amendment No. 1 shall be effective as of December 12, 2007.

         IN WITNESS WHEREOF, the Company and Employee agree to the terms of the foregoing Amendment No. 1, effective as of the date set forth above.

                             RCM TECHNOLOGIES, INC.

                                  By:s//Lawrence Needleman
                                    --------------------------------
                                   Chairman of Compensation Committee


                                     s//Leon Kopyt
                                     -------------------------------
                                     Employee